Exhibit 99.2
                                 ____________



                        [COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in the Prospectus Supplement dated November 14, 1996 (to Prospectus dated November 13, 1996) of CWABS, Inc. relating to the Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A of Countrywide Home Equity Loan Trust 1996-A of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".


                                   /s/ Coopers & Lybrand
                                   COOPERS & LYBRAND L.L.P.


New York, New York
November 14, 1996